Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Quarterly Report of Publix Super Markets, Inc. (the Company) on Form 10-Q for the period ended September 25, 2021 (the Report) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the Exchange Act) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
I, David P. Phillips, Chief Financial Officer of the Company, certify, to the best of my knowledge, that on the date hereof:
(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 1, 2021

/s/ David P. Phillips
David P. Phillips
Executive Vice President, Chief Financial Officer and Treasurer